SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 12, 2001


                       UNIVERSAL AMERICAN FINANCIAL CORP.
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               (Exact name of registrant as specified in charter)


         NEW YORK                       0-11321                 11-2580136
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        (State or other               (Commission              (IRS Employer
        jurisdiction of               File Number)           Identification No.)
        incorporation)


         SIX INTERNATIONAL DRIVE, SUITE 190, RYE BROOK, NY 10573 06830
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        (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (914) 934-5200
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                                       N/A
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          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.


         On July 12, 2001, Universal American Financial Corp. (the "Company") entered into an Underwriting Agreement with Banc of America Securities LLC and Raymond James & Associates, Inc., as representatives of the underwriters named therein, and certain shareholders of the Company, with respect to the sale of up to 7,950,000 shares of common stock, par value $.01 per share (the "Common Stock") of the Company (including 750,000 shares of Common Stock subject to an over-allotment option granted to the Underwriters by the Company and some of the selling shareholders).


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits


         The exhibit listed below relates to the Registration Statement (No. 333-62036) on Form S-3 of the Company and is filed herewith for incorporation by reference in such Registration Statement.



EXHIBIT NUMBER             DESCRIPTION OF EXHIBIT
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1                          Underwriting Agreement, dated July 12, 2001, by and
                           among the Company, Banc of America Securities LLC and
                           Raymond James & Associates, Inc., as representatives of the underwriters named therein, and certain shareholders of the Company.



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

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         UNIVERSAL AMERICAN FINANCIAL CORP..



Date: July 17, 2001      By:  /s/ Robert A. Waegelein
                              ---------------------------------------
                              Robert A. Waegelein
                              Senior Vice President and Chief Financial Officer



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

                                  EXHIBIT INDEX
                                  -------------


         EXHIBIT NUMBER                         DESCRIPTION
         --------------                         -----------

              1 Underwriting Agreement, dated July 12, 2001 by and among the Company, Banc of America Securities LLC and Raymond James & Associates, Inc., as representatives of the underwriters named therein, and certain shareholders of the Company.



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